BLANKET CONVEYANCE, BILL OF SALE
                                 AND ASSIGNMENT

     This BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT (this "Assignment") is entered into by and between Grill Concepts, Inc. ("Assignor") Air Terminal Services, Inc. ("Assignee"), and CA One Services, Inc. ("Guarantor").

     1. For and in consideration of the sum of $309,955.71 payable in three equal installments as described in Section 4 hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby ASSIGNS, TRANSFERS, SETS OVER and DELIVERS to Assignee all of the following (collectively, the "Assigned Properties"):

          (a) All of Assignor's "Economic Interest" and "Membership Interest" in a certain limited liability company organized under the name Airport Grill, LLC ("LLC") under the laws of the State of California effective February 15, 1995 (such interests representing 51% of the Economic and Membership Interests of the LLC), as such Interests are defined in such LLC's
     Operating Agreement as executed by its Members dated March 15, 1995, together with any and all other related rights of Assignor under such Operating Agreement to Distributions of any kind or nature, whether same have accrued under such agreement or accrue in the future and/or related to operations heretofore or hereafter conducted by such LLC.

          (b) All of Assignor's legal rights as a Member of the LLC.

     TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever.

     2. Except as expressly provided herein with respect to title, this Assignment is made, and the Assigned Properties are conveyed hereby, without any representation or warranty by Assignor of any kind, whether by contract, statute or operation of law, and the Assigned Properties are transferred in their "AS IS, WHERE IS" condition. Assignee by its acceptance of this Assignment and the Assigned Properties, acknowledges and agrees that, except as expressly provided herein to the contrary, no representation or warranty as to merchantability, fitness for a particular purpose, or fitness for an intended use has been made by Assignor, or relied upon by Assignee, in connection with this Assignment and the consummation of the transactions contemplated herein.

     Assignor hereby warrants and covenants to forever defend, all and singular, the title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.

     3. Assignor represents and warrants to Assignee as follows:

          (a) Assignor owns good and marketable title to the Assigned Properties, free of all liens, mortgages, security interests and tax liens of any kind, except any security interest created under the Operating Agreement or under a certain Promissory Note in the original principal amount of $3,300,000 issued by the LLC to Guarantor dated March 15, 1995.

          (b) Assignor (i) has the right, power and authority to execute this Assignment and consummate the transactions contemplated herein pursuant to this Assignment, (ii) is not prohibited from consummating the transactions contemplated in this Assignment by any law, regulation, agreement, order or judgment or by the terms of its Articles of Incorporation, Bylaws or any agreement to which it is a party, and (iii) has obtained all necessary consents and permissions necessary to execute this Assignment and consummate the transactions contemplated herein.

     4. In consideration for the Assigned Properties, Assignee covenants to pay Assignor the sum of $309,955.71 in three equal installments of$103,318.57 each. The first of such installments shall be due~and payable on the date hereof. The second payment shall be due April 1, 1999 and the third installment shall be due April 1, 2000.

     5. Assignee represents and warrants to Assignor that Assignee: (a) has the right, power and authority to execute this Assignment and consummate the transactions contemplated herein pursuant to this Assignment, (1)is not prohibited from consummating the transactions contemplated in this Assignment by any law, regulation, agreement, order or judgment by the terms of its Articles of Incorporation, Bylaws or any agreement to which it is a party, and (c) has obtained all necessary consents and permissions necessary to execute this Assignment and consummate the transactions contemplated herein.

     6. THE LAWS OF THE STATE OF CALIFORNIA SHALL GOVERN THE VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ASSIGNMENT.

     7. All warranties and covenants contained herein shall survive the closing.

     8. Guarantor joins in this Assignment document for purposes of approving the transfer (as the sole other Member of the LL C), as provided under the Operating Agreement. Guarantor further acknowledges that as the sole shareholder of Assignee, it has a direct vested economic interest in this transaction and that therefore, in consideration for the mutual covenants and agreements contained herein, it does hereby guarantee payment to Assignor of the sums required under Section 4 above.

     9. As additional consideration for the payments and transfers to be made hereunder, Guarantor and Assignor, respectively, each (the "First Party") has remised, released, and forever discharged and by these presents does for itself; its shareholders, officers, directors, successors and assigns, remise, release and forever discharge the other party together with all of its affiliates, subsidiaries and all officers, directors, employees and agents thereof, and its successors and assigns, ("Other Party et al"), of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against the said Other Party et al, the First Party ever had, now has or which First Party or its successors and assigns, shareholders, officers, directors and employees, hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world through the day of the date of these presents, except for: the executory provisions described in this Assignment Agreement including without lirnitation the provisions of paragraph 4 above and the respective rights and obligations of the parties to that certain License Agreement of even date.

The effective date of this Assignment shall be the day after reciept of approval from the Department of Alcoholic Beverage Control of the State of California for the transfer contemplated hereunder. Both parties agree to execute promptly any and all documentation necessary to obtain such approval as soon as possible. Assignee shall be solely responsible for costs incurred.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of April 1, 1998.

                                                     ASSIGNOR:

                                                     GRILL CONCEPTS, INC.

                                                     By:/s/ Mike Weinstock
                                                        ------------------------
                                                     Name: Mike Weinstock
                                                          ----------------------
                                                     Title: Vice President
                                                           ---------------------

                                                     ASSIGNEE:

                                                     AIR TERMINAL SERVICES, INC.

                                                     By:/s/ Nicholas D. Liberto
                                                        ------------------------
                                                     Name: Nicholas D. Liberto
                                                          ----------------------
                                                     Title: Vice President
                                                           ---------------------